Tortoise Nuclear Renaissance ETF
Schedule of Investments
August 31, 2026 (Unaudited)

COMMON STOCKS - 97.3%	Shares	Value
Canada Construction & Engineering - 4.7%
AtkinsRéalis Group Inc.	1,107	$ 67,093

Europe Power - 5.0%
Fortum Oyj	2,923	70,349

South Korea Construction & Engineering - 7.5%
Doosan Enerbility Co., Ltd. (a)	1,768	106,576

United Kingdom Industrials - 6.0%
Rolls-Royce Holdings plc - ADR	4,185	84,997

United Kingdom Nuclear Energy - 4.6%
NAC Kazatomprom JSC - GDR	876	65,262

United States Construction & Engineering - 8.1%
Amentum Holdings, Inc. (a)	3,348	66,927
Jacobs Solutions Inc.	324	48,292
		115,219

United States Electrical Infrastructure - 1.6%
GE Vernova Inc.	26	23,362

United States Energy Technology - 2.2%
NuScale Power Corporation (a)	1,107	10,262
Oklo Inc. (a)	216	8,763
X-Energy, Inc. (a)	655	12,085
		31,110

United States Industrials - 20.8%
BWX Technologies, Inc.	632	96,247
Curtiss-Wright Corporation	172	100,195
Mirion Technologies, Inc. (a)	6,535	98,483
		294,925

United States Nuclear Energy - 20.6%
Cameco Corporation	1,042	102,908
Centrus Energy Corp. - Class A (a)	366	62,732
Denison Mines Corp. (a)	11,017	37,348
Energy Fuels Inc. (a)	801	11,815
NexGen Energy Ltd. (a)	1,320	13,820
Uranium Energy Corp. (a)	5,226	63,966
		292,589

United States Power - 16.2%
Constellation Energy Corporation	243	66,769
Public Service Enterprise Group Incorporated	950	69,663
Talen Energy Corporation (a)	177	52,350
Vistra Corp.	304	41,760
		230,542
TOTAL COMMON STOCKS (Cost $1,568,554)		1,382,024

EXCHANGE TRADED FUNDS - 2.0%	Shares		Value
Range Nuclear Renaissance Index ETF	439		28,307
TOTAL EXCHANGE TRADED FUNDS (Cost $28,692)			28,307

TOTAL INVESTMENTS - 99.3% (Cost $1,597,246)			1,410,331
Other Assets in Excess of Liabilities - 0.7%		0.00701	9,955
TOTAL NET ASSETS - 100.0%			$ 1,420,286

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

(a)	Non-income producing security.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

Tortoise Nuclear Renaissance ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 1,382,024	$ –	$ –	$ 1,382,024
Exchange Traded Funds	28,307	–	–	28,307
Total Investments	$ 1,410,331	$ –	$ –	$ 1,410,331

Refer to the Schedule of Investments for further disaggregation of investment categories.